                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

  Date of Report: (Date of earliest event reported): May 1, 2003 (May 1, 2003)


                                 GREY WOLF, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




            TEXAS                              1-8226                               74-2144774
(STATE OR OTHER JURISDICTION          (COMMISSION FILE NUMBER)         (I.R.S. EMPLOYER IDENTIFICATION NO.)
      OF INCORPORATION)



                         10370 RICHMOND AVE., SUITE 600
                                HOUSTON, TX 77042
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE AND ZIP CODE)



                                  713-435-6100
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




                                (NOT APPLICABLE)
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS

         On May 1, 2003, Grey Wolf, Inc. issued a press release, pursuant to Rule 135c under the Securities Act of 1933, announcing that it has agreed to sell $150.0 million of aggregate principal amount of contingent convertible senior notes due 2023 in a private offering. A copy of this press release is being filed as an exhibit to this report and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  EXHIBIT

         Exhibit 99.1      Grey Wolf, Inc. Press Release dated May 1, 2003.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 1, 2003

                                            GREY WOLF, INC.


                                            /s/ David W. Wehlmann
                                            ------------------------------------
                                            David W. Wehlmann
                                            Executive Vice President and
                                            Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit Number             Description
--------------             -----------

Exhibit 99.1               Grey Wolf, Inc. Press Release, dated May 1, 2003.